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[logo]



Pioneer High Yield
Fund

SEMIANNUAL REPORT 4/30/00

 Table of Contents

--------------------------------------------------------------------------------

 Letter from the Chairman                      1
 Portfolio Summary                             2
 Performance Update                            3
 Portfolio Management Discussion               7
 Schedule of Investments                      10
 Financial Statements                         14
 Notes to Financial Statements                22
 Trustees, Officers and Service Providers     27
 Retirement Plans from Pioneer                28

Pioneer High Yield Fund

LETTER FROM THE CHAIRMAN 4/30/00

Dear Shareowner,
--------------------------------------------------------------------------------

As you may know, on May 15, 2000 The Pioneer Group, Inc. and UniCredito Italiano Group announced an agreement under which UniCredito is expected to purchase all of the outstanding stock of Pioneer Group. UniCredito is Italy's second largest banking group and has over $150 billion in assets. We are pleased to be joining with UniCredito not only because of its reputation and breadth, but also because of the similar business strategies shared by the two companies. UniCredito employs many of the same investment philosophies that Pioneer has believed in for over 70 years. In the meantime, your mutual fund will be managed by the same portfolio management team, which is overseen by a Board of Trustees. In addition, the union with UniCredito will give Pioneer Investment Management, your fund's investment adviser, access to greater resources, enabling us to strengthen and support our money management efforts for all Pioneer shareowners.

We expect that the transition resulting from the acquisition will not have a direct impact on fund shareowners. At Pioneer we always strive to provide our shareowners with exemplary customer service and a diverse product line. Going forward, we will continue to work as hard as we can to ensure that our investors' needs are met and that you are satisfied in any dealings you have with Pioneer.

Soon you will receive a letter and a proxy statement that will contain more information about the transaction along with information about a special shareholder meeting. We are excited about the acquisition(which is subject to regulatory approval)and hope you are as well. I feel confident about prospects for the days ahead and I truly believe that Pioneer Group has entered into a relationship that will be beneficial to you.

Please read this report closely, particularly the Portfolio Manager Discussion with Margaret Patel. The Q&A in this section gives you the opportunity to read about your Fund and its performance over the period covered in the report. If you have questions, please contact your investment professional or call Pioneer at 1-800-225-6292. You can also visit our web site at www.pioneerfunds.com for more information.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer High Yield Fund

PORTFOLIO SUMMARY 4/30/00

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]
Convertible Corporate Bonds        55%
Corporate Bonds                    42%
Short-Term Cash Equivalents         2%
Convertible Preferred Stock         1%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)


[pie chart]
0-1 Years      0.2%
1-3 Years     16.3%
3-4 Years     32.6%
4-6 Years     46.5%
6-8 Years      4.4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments in securities)


  1.   Quantum Corp., 7.0%, 8/1/04                           5.97%
  2.   Cirrus Logic Inc., 6.0%, 12/15/03                     5.58
  3.   NCI Building Systems, Inc., 9.25%, 5/1/09             5.22
  4.   Lear Corp., 7.96%, 5/15/05                            4.91
  5.   Getty Images Inc., 5.0%, 3/15/07 (144A)               4.84
  6.   MascoTech Inc., 4.5%, 12/15/03                        4.68
  7.   Parker Drilling Co., 5.5%, 8/1/04                     4.62
  8.   Waste Management, Inc., 4.0%, 2/1/02                  4.60
  9.   SBA Communications Corp., 12.0%, 3/1/08               4.54
 10.   Fisher Scientific International Corp., 9.0%, 2/1/08   4.49

Fund holdings will vary for other periods.

Pioneer High Yield Fund

PERFORMANCE UPDATE 4/30/00                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/00     10/31/99
                 $10.91      $9.65



Distributions per Share   Income      Short-Term      Long-Term
(10/31/99 - 4/30/00)      Dividends   Capital Gains   Capital Gains
                          $0.484      $0.066          $0.085

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to the growth of the Merrill Lynch High Yield Master Index.


Average Annual Total Returns
(As of April 30, 2000)

              Net Asset   Public Offering
Period          Value         Price*
Life of Fund
(2/12/98)       11.75%         9.45%
1 Year          27.20         21.52

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


Growth of $10,000+

[mountain chart]

                                           Merrill Lynch High Yield
        Pioneer High Yield Fund*               Master Index
2/98            9550                              10000
4/98            9830                              10134
                9379                              10314
                8260                               9726
                9495                              10273
4/99            9489                              10443
               10142                              10366
               10069                              10162
               11489                              10281
4/00           12070                              10149

[End Mountain Chart]
+ Index comparison begins 2/28/98. The Merrill Lynch High Yield Master Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund

PERFORMANCE UPDATE 4/30/00                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/00     2/25/00
                 $10.94      $11.34


Distributions per Share   Income      Short-Term      Long-Term
(2/25/00 - 4/30/00)       Dividends   Capital Gains   Capital Gains
                          $0.172           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High Yield Master Index.


Average Annual Total Returns+
(As of April 30, 2000)

                   If         If
Period            Held     Redeemed*
Life of Fund
(2/12/98)        11.03%       9.83%
1 Year           26.57       22.57

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


Growth of $10,000++

[mountain chart]

                                    Merrill Lynch High Yield
       Pioneer High Yield Fund*           Master Index
2/98            10000                         10000
4/98            10287                         10134
                 9787                         10314
                 8602                          9726
                 9872                         10273
4/99             9848                         10443
                10507                         10366
                10412                         10162
                11860                         10281
4/00            12164                         10149

[End Mountain Chart]
+ The performance of each class of the fund from February 12, 1998 to February 25, 2000 is the performance of Third Avenue High Yield Fund's single class which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparison begins 2/28/98. The Merrill Lynch High Yield Master Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund

PERFORMANCE UPDATE 4/30/00                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/00     2/25/00
                 $11.08      $11.34


Distributions per Share   Income      Short-Term      Long-Term
(2/25/00 - 4/30/00)       Dividends   Capital Gains   Capital Gains
                          $0.172           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High Yield Master Index.

Average Annual Total Returns+
(As of April 30, 2000)

                  If         If
Period           Held     Redeemed*
Life of Fund
(2/12/98)       11.67%      11.67%
1 Year          28.18       28.18


* Assumes reinvestment of distributions. A 1% contingent deferred sales charge
 (CDSC) applies to redemptions made within one year of purchase.


Growth of $10,000++

[mountain chart]

                                           Merrill Lynch High Yield
        Pioneer High Yield Fund*                 Master Index
2/98            10000                               10000
4/98            10287                               10134
                 9787                               10314
                 8602                                9726
                 9872                               10273
4/99             9848                               10443
                10507                               10366
                10412                               10162
                11860                               10281
4/00            12623                               10149

[End Mountain Chart]
+ The performance of each class of the fund from February 12, 1998 to February 25, 2000 is the performance of Third Avenue High Yield Fund's single class which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparison begins 2/28/98. The Merrill Lynch High Yield Master Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund

PERFORMANCE UPDATE 4/30/00                             CLASS Y SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/00     2/25/00
                 $10.89      $11.34


Distributions per Share   Income      Short-Term      Long-Term
(2/25/00 - 4/30/00)       Dividends   Capital Gains   Capital Gains
                          $0.181           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Yield Fund, compared to the growth of the Merrill Lynch High Yield Master Index.


Average Annual Total Returns+
(As of April 30, 2000)

                 If          If
Period          Held      Redeemed
Life of Fund
(2/12/98)       11.83%      11.83%
1 Year          27.07       27.07

* Assumes reinvestment of distributions.


Growth of $10,000++

[mountain chart]

                                          Merrill Lynch High Yield
        Pioneer High Yield Fund*                Master Index
2/98            10000                               10000
4/98            10307                               10134
                 9834                               10314
                 8665                                9726
                 9967                               10273
4/99             9967                               10443
                10660                               10366
                10589                               10162
                12089                               10281
4/00            12665                               10149

[End Mountain Chart]
+ The performance of each class of the fund from February 12, 1998 to February 25, 2000 is the performance of Third Avenue High Yield Fund's single class which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

++ Index comparison begins 2/28/98. The Merrill Lynch High Yield Master Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/00

During the six months ended April 30, 2000, portfolio manager Margaret Patel steered Pioneer High Yield Fund to a 19% return during a very difficult period. In the following discussion, Ms. Patel discusses why the high yield market struggled, and how she was able to post such strong numbers.

Q:  In a challenging environment for high yield debt, how did the Fund perform?


A: The Fund's positioning was a key element in its very strong return relative to its peers. The six-month total return for the Fund's Class A shares was 19.87%, at net asset value. Inception returns for Class B shares and Class C shares were -2.03% and -0.79%, respectively, at net asset value. The average return for the same period of the 370 funds in Lipper, Inc.'s high current yield category was 1.03%. (Lipper is an independent firm that tracks mutual fund performance.)

Q:  Why did the Fund perform so well?


A: Primarily because of its focus on deeply discounted convertible, non-investment grade bonds, whose prices increased substantially as the value of the equity securities into which they are convertible increased with the general equities market. Meanwhile, we underweighted our stake in high yield issues which had produced relatively flat performance in the past six months, although these bonds still comprised between 25 and 43% of total assets. In addition, the Fund also benefited from industry and security selection, and the fact that none of its holdings went into default.

Q:  What factors contributed to the difficulties in the high yield market?


A: High yield bonds were plagued by a number of issues, many of which have held the asset class back since 1998. Below average performance since that time encouraged investors to turn more of their focus to equities. As a result, the average high yield fund has experienced net redemptions; this trend has had a corresponding negative effect on the high yield market. In addition, concerns over credit quality hit the market. Defaults by high yield issuers were on the rise, increasing from a low of 1.66% in 1996 to 5.64% at the

Pioneer High Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/00                            (continued)

    end of March 2000. This increase was slightly above the long-term average, 3.53%. (All default information provided by Moody's Investor Services)


Q: You mentioned that industry selection helped the Fund's performance. Which industries did you focus on?


A: Among the industries we favored were semiconductors and semiconductor capital equipment, both of which benefited from increased demand due to the health of the global economy. Our energy and energy service securities also did well as a result of the strength of higher oil prices and increased exploration, discovery and drilling activity. Computer software and peripherals proved to be fruitful, benefiting from the enormous demand for Internet-related applications and storage. The Fund's holdings in the telecommunications tower industry were also strong contributors, as were its real estate and construction investments.

Q: Which investments performed particularly well? Were there any disappointments?


A: Cirrus Logic, a semiconductor firm that manufactures storage chips did well. American Tower and SBA Communications were two tower companies that provided strong performance. Pogo Producing, Key Energy, and Parker Drilling on the energy and energy service side helped boost Fund performance. In real estate and construction, NCI Building Systems fared well. Quantum was a top performer among our computer peripherals investments.

    On the down side, BF Saul Centers, a real estate investment trust, declined, reflecting the general trend of lower prices for high yield bonds and the relative under-performance of the real estate sector. In addition, any holdings related to the old economy did not share in the same kind of price appreciation as investments associated with the new economy. For example, MascoTech, which services the auto industry and general industrial markets, suffered price declines due to softness in its market sector and lack of investor interest.

Pioneer High Yield Fund

Q: Since this is the first report for Pioneer High Yield Fund, what can you tell us about your investment approach?


A: We emphasize high yield securities, with a focus on achieving a high total return - that is, income plus capital appreciation - rather than just on high current income. We use a fundamental value approach, looking for companies or sectors that are unappreciated and trading at prices below what we think they're fundamentally worth. We concentrate on looking for companies that have public equity outstanding, are leaders in an industry with high barriers to entry, and are critically important to their customers. We prefer to invest in companies that have positive cash flows. If they don't, we make sure that they have enough funding to carry them over until they achieve positive cash flow. We also focus on industries that are growing faster than the economy, or cyclical industries and companies on the upswing that offer product differentiation.

Q:  What is your outlook?


A: We expect the high yield market to tread water in the summer. After that, we believe the backdrop for the high yield market will be favorable for several reasons. First, the economy is strong. Second, it looks as if the Federal Reserve will complete the latest round of interest rate increases by late summer, well before election season. Typically, the Fed prefers to stand on the sidelines during presidential elections, so that its policy does not become a deciding factor. Third, the high yield market has historically done very well in an election year. Finally, with yields on junk bonds so high, the income they provide should outweigh any further price declines. One concern is that the Fed might act too aggressively and cause some problems for the economy. As always, investors should bear in mind that below investment-grade bonds may be more volatile and less liquid than more highly rated bonds.

Pioneer High Yield Fund

SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)


      Shares                                                             Value
                    INVESTMENT IN SECURITIES - 97.6%
                    CONVERTIBLE PREFERRED STOCK - 0.6%
                    Technology - 0.6%
                    Electronics (Defense) - 0.6%
         3,000      Titan Cap Trust, 5.75%, 2/15/05 (144A)          $  154,188
                                                                    ----------
                    Total Convertible Preferred Stock
                    (Cost $150,000)                                 $  154,188
                                                                    ----------
   Principal
     Amount         CONVERTIBLE CORPORATE BONDS - 54.9%
                    Capital Goods - 6.6%
                    Electrical Equipment - 2.1%
    $  250,000      Benchmark Electrical, 6.0%, 8/15/06 (144A)      $  280,483
       400,000      Itron Inc., 6.75%, 3/31/04                         240,000
                                                                    ----------
                                                                    $  520,483
                                                                    ----------
                    Waste Management - 4.5%
     1,250,000      Waste Management, Inc., 4.0%, 2/1/02            $1,115,850
                                                                    ----------
                    Total Capital Goods                             $1,636,333
                                                                    ----------
                    Consumer Cyclicals - 9.3%
                    Auto Parts & Equipment - 4.6%
     1,545,000      MascoTech Inc., 4.5%, 12/15/03                  $1,135,575
                                                                    ----------
                    Services (Advertising/Marketing) - 4.7%
     1,625,000      Getty Images Inc., 5.0%, 3/15/07 (144A)         $1,173,087
                                                                    ----------
                    Total Consumer Cyclicals                        $2,308,662
                                                                    ----------
                    Energy - 8.9%
                    Oil & Gas (Drilling & Equipment) - 7.6%
     1,020,000      Key Energy Group, 5.0%, 9/15/04                 $  764,470
     1,525,000      Parker Drilling Co., 5.0%, 8/1/04                1,120,875
                                                                    ----------
                                                                    $1,885,345
                                                                    ----------
                    Oil & Gas (Production/Exploration) - 1.3%
       400,000      Pogo Producing Co., 5.5%, 6/15/06               $  335,616
                                                                    ----------
                    Total Energy                                    $2,220,961
                                                                    ----------
                    Healthcare - 4.9%
                    Biotechnology - 3.5%
       300,000      Cor Therapeutics, Inc., 5.0%, 3/1/07 (144A)     $  377,340
       700,000      CV Therapeutics, Inc., 4.75%, 3/7/07 (144A)        483,329
                                                                    ----------
                                                                    $  860,669
                                                                    ----------


10    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

  Principal
   Amount                                                               Value
               Healthcare (Medical Products/Supplies) - 1.4%
$ 400,000      Inhale Therapeutics Systems, 5.0%, 2/8/07
                  (144A)                                          $   352,664
                                                                  -----------
               Total Healthcare                                   $ 1,213,333
                                                                  -----------
               Technology - 25.2%
               Communications Equipment - 2.5%
  150,000      American Tower Corp., 6.25%, 10/15/09 (144A)       $   293,523
  500,000      P-Com Inc., 4.25%, 11/1/02                             330,000
                                                                  -----------
                                                                  $   623,523
                                                                  -----------
               Computers (Hardware) - 1.0%
1,160,000      Western Digital Corp., 0.0%, 2/18/18               $   248,484
                                                                  -----------
               Computers (Networking) - 6.0%
1,500,000      At Home Corp., 4.75%, 12/15/06 (144A)              $ 1,033,605
  750,000      Digital Island Inc., 6.0%, 2/15/05                     465,720
                                                                  -----------
                                                                  $ 1,499,325
                                                                  -----------
               Computers (Peripherals) - 5.8%
1,850,000      Quantum Corp., 7.0%, 8/1/04                        $ 1,447,625
                                                                  -----------
               Computers (Software & Services) - 2.6%
1,750,000      Network Associates Inc., 0.0%, 2/13/18             $   634,882
                                                                  -----------
               Electronics (Semiconductors) - 7.3%
1,550,000      Cirrus Logic Inc., 6.0%, 12/15/03                  $ 1,354,793
  300,000      General Semiconductor Inc., 5.75%,
                 12/15/06 (144A)                                      412,554
  114,000      Intevac Inc., 6.5%, 3/1/04                              45,600
                                                                  -----------
                                                                  $ 1,812,947
                                                                  -----------
               Total Technology                                   $ 6,266,786
                                                                  -----------
               Total Convertible Corporate Bonds
               (Cost $14,301,230)                                 $13,646,075
                                                                  -----------
               CORPORATE BONDS - 42.1%
               Capital Goods - 5.9%
               Electrical Equipment - 1.9%
  465,000      Hadco Corp., 9.5%, 6/15/08                         $   465,000
                                                                  -----------
               Waste Management - 4.0%
  985,000      Azurix Corp., 10.75%, 2/15/10 (144A)               $   982,537
                                                                  -----------
               Total Capital Goods                                $ 1,447,537
                                                                  -----------


The accompanying notes are an integral part of these financial statements.   11

Pioneer High Yield Fund

SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                        (continued)



   Principal
    Amount                                                                    Value
                 Consumer Services - 4.4%
                 Telecommunications (Long Distance) - 4.4%
$ 1,595,000      SBA Communications Corp., 12.0%, 3/1/08                 $1,100,550
                                                                         ----------
                 Total Consumer Services                                 $1,100,550
                                                                         ----------
                 Consumer Cyclicals - 9.9%
                 Auto Parts & Equipment - 4.8%
  1,300,000      Lear Corp., 7.96%, 5/15/05                              $1,191,606
                                                                         ----------
                 Building Materials - 5.1%
  1,385,000      NCI Building Systems, Inc., 9.25%, 5/1/09               $1,267,275
                                                                         ----------
                 Total Consumer Cyclicals                                $2,458,881
                                                                         ----------
                 Consumer Staples - 8.8%
                 Distributors (Food & Health) - 7.6%
  1,185,000      Fisher Scientific International Corp., 9.0%, 2/1/08     $1,090,200
    890,000      Wesco Distribution Inc., 9.125%, 6/1/08                    805,450
                                                                         ----------
                                                                         $1,895,650
                                                                         ----------
                 Household Products - 1.2%
    300,000      Playtex Family Products Corp., 9.0%, 12/15/03           $  292,500
                                                                         ----------
                 Total Consumer Staples                                   2,188,150
                                                                         ----------
                 Financial - 3.9%
                 Financial (Diversified) - 3.9%
  1,120,000      BF Saul Real Estate Investment Trust,
                   9.75%, 4/1/08                                         $  974,400
                                                                         ----------
                 Total Financial                                         $  974,400
                                                                         ----------
                 Healthcare - 4.0%
                 Healthcare (Medical Products/Supplies) - 4.0%
    970,000      Bio-Rad Labs, Inc., 11.625%, 2/15/07 (144A)             $  994,250
                                                                         ----------
                 Total Healthcare                                        $  994,250
                                                                         ----------
                 Technology - 5.2%
                 Communications Equipment - 1.2%
    340,000      L-3 Communications Holding Corp., 8.5%, 5/15/08         $  306,000
                                                                         ----------


12    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund


   Principal
    Amount                                                               Value
                 Electronics (Semiconductors) - 4.0%
$ 1,000,000      Fairchild Semiconductor, 10.375%, 10/1/07         $   990,000
                                                                   -----------
                 Total Technology                                  $ 1,296,000
                                                                   -----------
                 Total Corporate Bonds
                 (Cost $10,603,309)                                $10,459,768
                                                                   -----------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $25,054,539)                                $24,260,031
                                                                   -----------
                 TEMPORARY CASH INVESTMENT - 2.4%
                 Repurchase Agreement - 2.4%
    600,000      Chase Manhattan Credit Corp., 5.6%, 5/1/00,
                 repurchase price of $600,000 plus accrued
                 interest on 5/1/00, collateralized by $625,000
                 U.S. Treasury Bills, 5.8%, 9/7/00                 $   600,000
                                                                   -----------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $600,000)                                   $   600,000
                                                                   -----------
                 TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENT - 100%
                 (Cost $25,654,539) (a)                            $24,860,031
                                                                   ===========


144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2000, the value of these securities amounted to $6,537,560 or 26.6% of total net assets.

(a) At April 30, 2000, the net unrealized loss on investments, based on cost for federal income tax purposes of $25,654,539, was as follows:


       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost           $  532,964

       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value           (1,327,472)
                                                                 ----------
       Net unrealized loss                                       $ (794,508)
                                                                 ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2000 aggregated $22,733,760 and $6,626,419, respectively.


The accompanying notes are an integral part of these financial statements.   13

Pioneer High Yield Fund

BALANCE SHEET 4/30/00 (unaudited)


ASSETS:
  Investment in securities, at value (including temporary cash
  investment of $600,000) (cost $25,654,539)                      $24,860,031
  Cash                                                                361,829
  Receivables -
      Investment securities sold                                      117,675
      Fund shares sold                                                694,395
      Dividends and interest                                          506,754
  Organizational costs - net                                            8,908
  Other                                                                12,552
                                                                  -----------
      Total assets                                                $26,562,144
                                                                  -----------
LIABILITIES:
  Payables -
      Investment securities purchased                             $ 1,834,784
      Fund shares repurchased                                          89,431
      Dividends                                                        30,272
  Due to affiliates                                                    19,881
  Accrued expenses                                                     35,902
                                                                  -----------
      Total liabilities                                           $ 2,010,270
                                                                  -----------
NET ASSETS:
  Paid-in capital                                                 $24,847,434
  Accumulated distributions in excess of net investment
   income                                                             (10,969)
  Accumulated net realized gain on investments                        509,917
  Net unrealized loss on investments                                 (794,508)
                                                                  -----------
      Total net assets                                            $24,551,874
                                                                  ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $18,494,665/1,695,658 shares)                 $     10.91
                                                                  ===========
  Class B (based on $4,239,678/387,382 shares)                    $     10.94
                                                                  ===========
  Class C (based on $1,721,492/155,307 shares)                    $     11.08
                                                                  ===========
  Class Y (based on $96,039/8,815 shares)                         $     10.89
                                                                  ===========
MAXIMUM OFFERING PRICE:
  Class A                                                         $     11.42
                                                                  ===========


14    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 4/30/00


INVESTMENT INCOME:
  Dividends                                                 $  8,000
  Interest                                                   594,982
                                                            --------
      Total investment income                                              $  602,982
                                                                           ----------
EXPENSES:
  Management fees                                           $ 49,264
  Transfer agent fees
      Class A                                                 13,893
      Class B                                                    280
      Class C                                                    171
      Class Y                                                      4
  Distribution fees
      Class A                                                  6,894
      Class B                                                  3,474
      Class C                                                  1,788
  Administrative fees                                         39,312
  Custodian fees                                               5,780
  Registration fees                                           18,857
  Organizational costs                                           961
  Professional fees                                           14,540
  Printing                                                     6,636
  Fees and expenses of nonaffiliated trustees                 32,650
  Miscellaneous                                                2,513
                                                            --------
      Total expenses                                                       $  197,017
      Less management fees waived
        by Pioneer Investment Management, Inc.                               (107,911)
      Less fees paid indirectly                                                (5,965)
                                                                           ----------
      Net expenses                                                         $   83,141
                                                                           ----------
          Net investment income                                            $  519,841
                                                                           ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                         $  509,954
  Change in net unrealized loss on investments                                293,098
                                                                           ----------
      Net gain on investments                                              $  803,052
                                                                           ----------
      Net increase in net assets resulting from operations                 $1,322,893
                                                                           ==========


The accompanying notes are an integral part of these financial statements.   15

Pioneer High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 4/30/00 and the Year Ended 10/31/99


                                                      Six Months Ended
                                                          4/30/00           Year Ended
                                                        (unaudited)          10/31/99
FROM OPERATIONS:
Net investment income                                   $   519,841         $   593,528
Net realized gain on investments                            509,954             183,311
Change in net unrealized loss on investments                293,098             834,889
                                                        -----------         -----------
  Net increase in net assets resulting
   from operations                                      $ 1,322,893         $ 1,611,728
                                                        -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.48 and $0.69 per share, respectively)     $  (542,781)        $  (592,389)
  Class B ($0.17 and $0.00 per share, respectively)         (30,573)                  -
  Class C ($0.17 and $0.00 per share, respectively)         (14,861)                  -
  Class Y ($0.18 and $0.00 per share, respectively)          (1,597)                  -
Net realized gain:
  Class A ($0.15 and $0.00 per share, respectively)        (132,723)
                                                        -----------         -----------
   Total distributions to shareholders                  $  (722,535)        $  (592,389)
                                                        -----------         -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $22,543,900         $ 3,087,088
Reinvestment of distributions                               630,653             529,189
Cost of shares repurchased                               (6,813,710)         (4,736,179)
                                                        -----------         -----------
  Net increase (decrease) in net assets resulting
   from fund share transactions                         $16,360,843         $(1,119,902)
                                                        -----------         -----------
  Net increase (decrease) in net assets                 $16,961,201         $  (100,563)
NET ASSETS:
Beginning of period                                       7,590,673           7,691,236
                                                        -----------         -----------
End of period (including accumulated
  undistributed/(distribution in excess of) net
  investment income of $(10,969) and $59,002,
  respectively)                                         $24,551,874         $ 7,590,673
                                                        ===========         ===========


16    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

                                 '00 Shares       '00 Amount
CLASS A                         (unaudited)       (unaudited)        '99 Shares    '99 Amount
Shares sold                      1,432,956        $15,796,964          326,545     $ 3,087,088
Reinvestment of distributions       56,000            603,480           56,746         529,189
Less shares repurchased           (579,641)        (6,250,669)        (501,388)     (4,736,179)
                                 ---------        -----------         --------     -----------
  Net increase (decrease)          909,315        $10,149,775         (118,097)    $(1,119,902)
                                 =========        ===========         ========     ===========
CLASS B*
Shares sold                        393,926        $ 4,409,394
Reinvestment of distributions        1,838             20,254
Less shares repurchased             (8,382)           (91,740)
                                 ---------        -----------
  Net increase                     387,382        $ 4,337,908
                                 =========        ===========
CLASS C*
Shares sold                        198,814        $ 2,238,596
Reinvestment of distributions          622              6,919
Less shares repurchased            (44,129)          (471,301)
                                 ---------        -----------
  Net increase                     155,307        $ 1,774,214
                                 =========        ===========
CLASS Y*
Shares sold                          8,815        $    98,946
Reinvestment of distributions            -                  -
Less shares repurchased                  -                  -
                                 ---------        -----------
  Net increase                       8,815        $    98,946
                                 =========        ===========

* Class B, Class C, and Class Y Shares were first publicly offered on February 28, 2000.


The accompanying notes are an integral part of these financial statements.   17

Pioneer High Yield Fund

FINANCIAL HIGHLIGHTS 4/30/00


                                                  Six Months
                                                     Ended                          2/12/98
                                                  4/30/00(a)       Year Ended          to
                                                  (unaudited)       10/31/99        10/31/98
CLASS A
Net asset value, beginning of period               $  9.65           $ 8.50         $ 10.00
                                                   -------           ------         -------
Increase (decrease) from investment operations:
  Net investment income                            $  0.40           $ 0.70         $  0.34
  Net realized and unrealized gain (loss)
   on investments                                     1.49             1.14           (1.56)
                                                   -------           ------         -------
     Net increase (decrease) from
        investment operations                      $  1.89           $ 1.84         $ (1.22)
Distributions to shareholders:
  Net investment income                              (0.48)           (0.69)          (0.28)
  Net realized gain                                  (0.15)               -               -
                                                   -------           ------         -------
Net increase (decrease) in net asset value         $  1.26           $ 1.15         $ (1.50)
                                                   -------           ------         -------
Net asset value, end of period                     $ 10.91           $ 9.65         $  8.50
                                                   =======           ======         =======
Total return*                                        19.87%           22.20%         (12.39)%
Ratio of net expenses to average net assets           1.44%**+         1.90%           1.90%**
Ratio of net investment income to average
 net assets                                           8.23%**+         7.13%           6.22%**
Portfolio turnover rate                                106%**            64%             38%
Net assets, end of period (in thousands)           $18,495           $7,591         $ 7,691
Ratios assuming no waiver of management
  fees by PIM and no reduction for fees paid
  indirectly:
   Net expenses                                       3.23%**          3.67%           3.99%**
   Net investment income                              6.44%**          5.36%           4.13%**
Ratios assuming waiver of management fees
  by PIM and reduction for fees paid
  indirectly:
   Net expenses                                       1.34%**          1.90%           1.90%**
   Net investment income                              8.33%**          7.13%           6.22%**

(a) Pioneer Investment Management, Inc. assumed investment management of the fund on February 25, 2000. Prior to that date, the Fund was advised by EQSF Advisers, Inc.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


18    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

FINANCIAL HIGHLIGHTS 4/30/00


                                                        2/25/00
                                                          to
                                                        4/30/00
                                                      (unaudited)
CLASS B (a)
Net asset value, beginning of period                    $11.34
                                                        ------
Increase (decrease) from investment operations:
  Net investment income                                 $ 0.17
  Net realized and unrealized loss on investments        (0.40)
                                                        ------
     Net decrease from investment operations            $(0.23)
Distributions to shareholders:
  Net investment income                                  (0.17)
                                                        ------
Net decrease in net asset value                         $(0.40)
                                                        ------
Net asset value, end of period                          $10.94
                                                        ======
Total return*                                            (2.03)%
Ratio of net expenses to average net assets+              1.34%**
Ratio of net investment income to average net assets+     8.60%**
Portfolio turnover rate                                    106%**
Net assets, end of period (in thousands)                $4,240
Ratios assuming no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
   Net expenses                                           2.57%**
   Net investment income                                  7.37%**
Ratios assuming waiver of management fees
  by PIM and reduction for fees paid indirectly:
   Net expenses                                           1.33%**
   Net investment income                                  8.61%**

(a) Class B Shares were first publicly offered on February 28, 2000.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   19

Pioneer High Yield Fund

FINANCIAL HIGHLIGHTS 4/30/00


                                                        2/25/00
                                                          to
                                                        4/30/00
                                                      (unaudited)
CLASS C (a)
Net asset value, beginning of period                    $11.34
                                                        ------
Increase (decrease) from investment operations:
  Net investment income                                 $ 0.17
  Net realized and unrealized loss on investments        (0.26)
                                                        ------
     Net decrease from investment operations            $(0.09)
Distributions to shareholders:
  Net investment income                                  (0.17)
                                                        ------
Net decrease in net asset value                         $(0.26)
                                                        ------
Net asset value, end of period                          $11.08
                                                        ======
Total return*                                            (0.79)%
Ratio of net expenses to average net assets+              1.27%**
Ratio of net investment income to average net assets+     8.11%**
Portfolio turnover rate                                    106%**
Net assets, end of period (in thousands)                $1,721
Ratios assuming no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
   Net expenses                                           2.52%**
   Net investment income                                  6.86%**
Ratios assuming waiver of management fees
   by PIM and reduction for fees paid indirectly:
   Net expenses                                           1.25%**
   Net investment income                                  8.13%**

(a) Class C Shares were first publicly offered on February 28, 2000.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


20    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund

FINANCIAL HIGHLIGHTS 4/30/00


                                                        2/25/00
                                                          to
                                                        4/30/00
                                                      (unaudited)
CLASS Y (a)
Net asset value, beginning of period                    $11.34
                                                        ------
Increase (decrease) from investment operations:
  Net investment income                                 $ 0.18
  Net realized and unrealized loss on investments        (0.45)
                                                        ------
     Net decrease from investment operations            $(0.27)
Distributions to shareholders:
  Net investment income                                  (0.18)
                                                        ------
Net decrease in net asset value                         $(0.45)
                                                        ------
Net asset value, end of period                          $10.89
                                                        ======
Total return*                                            (2.39)%
Ratio of net expenses to average net assets+              0.71%**
Ratio of net investment income to average net assets+     9.22%**
Portfolio turnover rate                                    106%**
Net assets, end of period (in thousands)                $   96
Ratios assuming no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
   Net expenses                                           1.83%**
   Net investment income                                  8.10%**
Ratios assuming waiver of management fees
  by PIM and reduction for fees paid indirectly:
   Net expenses                                           0.44%**
   Net investment income                                  9.49%**

(a) Class Y Shares were first publicly offered on February 28, 2000.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   21

Pioneer High Yield Fund

NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), a Delaware business trust, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is the successor to Third Avenue High Yield Fund, a series of Third Avenue Trust. Third Avenue High Yield Fund transferred all of its assets to the Fund's Class A shares on February 25, 2000 pursuant to an agreement and plan of reorganization. The reorganization had no effect on the Fund's operations. The Fund, through its predecessor, commenced investment operations on February 12, 1998. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares-Class A, Class B, Class C, and Class Y shares. The inception date for Class B, Class C, and Class Y shares was February 25, 2000, and shares of each class were first publicly offered on February 28, 2000. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other

Pioneer High Yield Fund

    sources, as required and may include the use of yield equivalents or pricing matrices. Securities for which market quotations are not readily available are valued at their fair values as determined by or under the direction of, the Board of Trustees. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $1,050 in underwriting commissions on the sale of fund shares during the six months ended April 30, 2000.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of

Pioneer High Yield Fund

NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)                  (continued)

    the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Deferred Organization Costs

    The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years.

Pioneer High Yield Fund

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next 500 million; and 0.60% of the excess over $1 billion.

PIM has agreed not to impose its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. Prior to February 25, 2000, expenses were limited to 1.90% of the Fund's average daily net assets. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2000, approximately $6,471 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $5,496 in transfer agent fees payable to PSC at April 30, 2000.

Pioneer High Yield Fund

NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)                  (continued)

4. Plans of Distribution

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $7,914 in distribution fees payable to PFD at April 30, 2000.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2000, CDSCs in the amount of $4,713 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 2000, the Fund's expenses were reduced by $5,965 under such arrangements.

Pioneer High Yield Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                        Officers
John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and
Mary K. Bush                      President
Richard H. Egdahl, M.D.         David D. Tripple, Executive Vice President
Margaret B.W. Graham            Eric W. Reckard, Treasurer
Marguerite A. Piret             Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $40,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.


[logo]    Pioneer Investment Management, Inc.
          60 State Street
          Boston, Massachusetts 02109
          www.pioneerfunds.com

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